                                                                   EXHIBIT 10.02

THE WARRANT REPRESENTED BY THIS AGREEMENT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES ACTS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

                    AMENDED AND RESTATED WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK
                                       OF
                            EASTMAN CHEMICAL COMPANY

                       DATE OF AMENDMENT: DECEMBER__, 2001

         THIS AMENDED AND RESTATED WARRANT supersedes in every respect the Warrant to Purchase Shares of Common Stock of Eastman Chemical Company, dated December 24, 1997, (the "Original Warrant") entered into pursuant to the Eastman Chemical Company Benefit Security Trust Agreement dated December 24, 1997, as amended ("Trust Agreement") by and between Eastman Chemical Company (the "Company") and Wachovia Bank, N.A., as Trustee ("Trustee").

         THIS CERTIFIES THAT, for value received, the Holder is entitled to purchase, subject to the provisions of this Warrant, from Eastman Chemical Company (the "Company") at any time after the Trigger Date (as defined herein) and prior to termination of the Trust as defined herein) (the "Expiration Time"), up to the number of Fixed Shares (as defined herein) (as may be adjusted in accordance with Section 2 hereof) of Common Stock (as defined herein), at any time and from time to time, in whole or in part, at an exercise price per share of $.01 (the "Exercise Price). This Warrant shall expire at the Expiration Time.

                              W I T N E S S E T H:

         WHEREAS, Eastman Chemical Company previously entered into the Original Warrant with the Trustee on December 24, 1997 in connection with the Trust Agreement;

         NOW THEREFORE, the parties do hereby amend and restate the Original Warrant and agree that to the terms, provisions and conditions set forth herein; with the amended and restated warrant to be effective January 2, 2002.

SECTION 1.  DEFINITIONS.

         "Additional Shares of Common Stock" means all shares of Common Stock (including options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities, with or without payment of additional consideration in cash or property, either immediately or upon the occurrence of a specified date or a specified event) issued by the Company after the date hereof.

         "Business Day" means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of North Carolina.

         "Common Stock" means the Company's common, stock, par value $.01 per share, and shall include any capital stock of the Company into which such class of stock shall be converted.

         "Company" means Eastman Chemical Company, a Delaware corporation.

         "Daily Closing Price" means the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not at the time listed or admitted for trading on any such exchange, then such price as shall be equal to the average of the last reported bid and asked prices, as reported by the principal automated quotation service on which such shares are quoted on such day, or if, on any day in question, the Common Stock shall not be quoted on any automated quotation service, then such price shall be equal to the average of the last reported bid and asked prices on such day as reported by any other reasonable source selected in good faith by the Company. Notwithstanding the foregoing, if the Common Stock is not traded in such manner that the prices referred to above are available for the period required hereunder, the Daily Closing Price shall be determined in good faith by the Board of Directors of the Company.

         "Fixed Shares" means a number of shares of Common Stock obtained by (i) dividing the Liability Amount by the Initial Trading Price; and (ii) then rounding such number of shares up to the nearest 100,000 shares.

         "Holder" means Wachovia Bank, NA,, a national banking association, as trustee under the Trust, or its registered assigns of all or any portion of this Warrant.

         "Initial Trading Price" means the average of the Daily Closing Prices of one share of Common Stock for all of the Business Days during January 2002; provided, however, if a Triggering Event occurs before January 31, 2002, then the Initial Trading Price shall be the average of the Daily Closing Prices for all of the Business Days during January 2002 preceding the date of such Triggering Event and shall not include average Closing Prices after the date of the occurrence of such Triggering Event. As a practical determination of the Initial Trading Price, the Company will provide notice to the Holder of the computation of the initial number of Fixed Shares including detail as to the computation of the Initial Trading Price. The Company's determination will be final and binding if the Holder does not object within five (5) Business Days. Any objection by the Holder shall comply with Section 2.6(e) hereof.

         "Liability Amount" means one hundred twenty-one million U.S. dollars ($121,000,000.00).

         "Market Price" means the average of the daily closing prices of one share of Common Stock for the fifteen (15) consecutive Business Day period and such average will be adjusted for any stock dividend, split, combination or reclassification that took effect during such fifteen (15) Business Day period. The closing price for each day shall be the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not at the time listed or admitted for trading on any such exchange, then such price as shall be equal to the average of the last reported bid and asked prices, as reported by the principal automated quotation service on which such shares are quoted on such day, or if, on any day in question, the Common Stock shall not be quoted on any automated quotation service, then such price shall be equal to the average of the last reported bid and asked prices on such day as reported by any other reasonable source selected in good faith by the Company. Notwithstanding the foregoing, if the Common Stock is not traded in such manner that the prices referred to above are available for the period required hereunder, the Market Price shall be determined in good faith by the Board of Directors of the Company.

         "Notice of Exercise" means the Notice of Exercise in the form of Exhibit A.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Trigger Date" means the fifth Business Day after the first Triggering Event; provided, however, that a Trigger Date shall not occur with respect to a given Triggering Event if no later than the Trigger Date the Company transfers to the Trust cash or other liquid funds in the amount and in the manner required under Section One(e)(3) of the Trust Agreement

         "Triggering Event" stall have the meaning set forth in the Trust Agreement.

         "Trust" means the Eastman Chemical Company Benefit Security Trust created by the Trust Agreement.

         "Trust Agreement" means that certain Trust Agreement, dated December 24, 1997, by and between the Company and the initial Holder.

         "Warrant Shares" means the shares of Common Stock or other securities or property, as adjusted from time to time, deliverable upon exercise of this Warrant.


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

SECTION 2.  EXERCISE OF WARRANT.

         2.1. Procedures for Exercise of Warrant. (a) To exercise this Warrant in whole or in part, the Holder shall deliver to the Company's transfer agent (or if there is none, the Company) at any time after the Trigger Date and prior to the Expiration Time: (i) a Notice of Exercise indicating thereon the Holder's election to exercise pursuant to this Section 2.1(a); (ii) cash or certified or official bank check, payable to the order of the Company in the an amount of the aggregate Exercise price (rounded up the nearest cent) for the Warrant Shares being purchased; and (iii) this Warrant. Upon payment of the aggregate Exercise Price (rounded up the nearest cent) for the Warrant Shares being purchased, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company may then be closed or that certificates representing such Warrant Shares may not then be actually delivered to the Holder. The Company shall, as promptly as practicable thereafter, cause to be executed, and deliver to the Holder, or the Holder's nominee, a certificate or certificates representing the aggregate number of Warrant Shares specified in the Notice of Exercise. Each stock certificate so delivered shall be in such denomination as may be requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Holder a new Warrant evidencing the right of the Holder to purchase the remaining shares of Common Stock covered by this Warrant. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of such stock certificates, provided that Holder shall pay all incremental expenses, taxes and other charges if such stock certificates shall be registered in a name or names other than the name of the Holder.

         (b) Alternatively, at the sole election of the Holder, Holder may exercise this Warrant in whole or in part, by delivering to the Company at any time after the Trigger Date and prior to the Expiration Time: (i) a Notice of Exercise, indicating thereon Holder's election to exercise pursuant to this
Section 2.1(b); and (ii) this Warrant, whereupon the Holder shall be deemed to be the holder of record (notwithstanding that the stock transfer books of the Company may then be closed or that certificates representing such Warrant Shares may not then be actually delivered to the Holder) of a number of Warrant Shares equal to the number (rounded up to the next nearest whole share) equal to the product of (A) the number of Warrant Shares in respect of which the Warrant has been exercised (the "Exercise Shares") and (B) the quotient obtained by dividing
(x) the excess of the Market Price of a single Exercise Share on the date of exercise (the "Current Value") over the Exercise Price per Exercise Share by (y) the Current Value, appropriately adjusted in order to protect the interests of the Holder in the event that after the Trigger Date an event of a type analogous to any of the events described in sections 2.4, 2.5 or 2.7 shall have occurred with respect to the Common Stock, the Company shall, as promptly as practicable thereafter, cause to be executed, and deliver to the Holder, or the Holder's nominee, a certificate or certificates representing the aggregate number of Warrant Shares determined in accordance with this Section 2.1(b). Each stock certificate so delivered shall be in such denomination as may be requested by the Holder and shall be registered in the name of the Holder or such other name as shall be designated by the Holder. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said stock certificate or certificates, deliver to the Holder a new Warrant evidencing the right of the Holder to purchase the remaining shares of Common Stock covered by this Warrant. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, execution and delivery of such stock certificates, provided that Holder shall pay all incremental expenses, taxes and other charges if such stock certificates shall be registered in a name or names other than the name of the Holder.

         2.2. Restrictive Legend. Each certificate for Warrant Shares shall be legended as follows (unless the offer and sale of such Warrant Shares shall have been registered under the Securities Act at the time of exercise),

         "The shares represented by this certificate have not been registered under the Securities Act of 1933 or under any state securities laws and shall not be transferred at any time in the absence of (i) an effective registration statement under the Securities Act of 1933 and applicable state securities laws, or (ii) an opinion of counsel reasonably satisfactory to the Company that such registration is not required."

         2.3. Character of Warrant Shares. The Company warrants that all Warrant Shares shall be duly authorized and, upon payment of the Exercise Price therefor, validly issued, fully paid and nonassessable.

         2.4. Stock Dividends, Subdivisions and Combinations. If at any time the Company shall

                  (i) establish a record date for the determination of holders of record of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

                  (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                  (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the Warrant Shares for which this Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the number of shares of Common Stock which a record holder of the same number of shares of Common Stock for which this Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event.

         2.5. Certain Other Distributions. If at any time the Company shall establish a record date for the determination of the holders of record of its Common Stock for the purpose of entitling them to receive any dividend or other distribution of

                  (i)      cash (other than periodic quarterly cash dividends),

                  (ii) any evidences of its indebtedness or any other securities or property of any nature whatsoever (other than cash or Additional Shares of Common Stock), or

                  (iii) any warrants or other rights to subscribe for or purchase any evidences of its indebtedness or any other securities or property of any nature whatsoever (other than cash or Additional Shares of Common Stock), then the Warrant Shares for which this Warrant is exercisable shall be adjusted to equal the product of the Warrant Shares for which this Warrant is exercisable immediately prior to such adjustment and a fraction (x) the numerator of which shall be the Market Price per share of Common Stock at the date of taking such record and (y) the denominator of which shall be such Market Price per share of Common Stock minus the amount allocable to one share of Common Stock of any such cash so distributable and of the fair value (as determined in good faith by the Board of Directors of the Company) of any and all such evidences of indebtedness, shares of stock, other securities or property or warrants or other subscription or purchase rights so distributable. A reclassification of the Common Stock (other than a change in par value, or from par value to no par value or from no par value to par value) into shares of Common Stock and shares of any other class of stock shall be deemed a distribution by the Company to the holders of its Common Stock of such shares of such other class of stock within the meaning of this Section 2.5 and, if the outstanding shares of the Common Stock shall be changed into a larger or smaller number of shares of the Common Stock as part of such reclassification, such change shall be deemed a subdivision or combination, as the case may be, of the outstanding shares of the Common Stock within the meaning of Section 2.4.

         2.6 Other Provisions Applicable to Adjustments Under this Section. The following provisions shall be applicable to the making of adjustments of the Warrant Shares for which this Warrant is exercisable provided for in this
Section 2:

                  (a) Computation of Consideration. To the extent that any Additional Shares of Common Stock shall be issued for cash consideration, the consideration received by the Company therefor shall be the amount of the cash received by the Company therefor, or, if such Additional Shares of Common Stock are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Common Stock are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends and any compensation, discounts or expenses paid or incurred by the Company for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors of the Company. In case any Additional Shares of Common Stock shall be issued in connection with any merger in which the Company issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors of the Company, of such portion of the assets and business of the nonsurviving corporation as such Board in good faith shall determine to be attributable to such Additional Shares of Common Stock. The consideration for any Additional Shares of Common Stock issuable pursuant to any options, warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such options, warrants or other rights plus the additional consideration payable to the Company upon exercise of such options, warrants or other rights. In case of the issuance at any time of any Additional Shares of Common Stock in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Company shall be deemed to have received for such Additional Shares of Common Stock a consideration equal to the amount of such dividend so paid of satisfied.

                  (b) When Adjustments to Be Made. The adjustments required by this Section 2 shall be made whenever and as often as any event requiring an adjustment shall occur, except that any adjustment of the Warrant Shares for which this Warrant is exercisable that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for is Section 2.4) up to, but not beyond the date of exercise if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the Warrant Shares for which this Warrant is exercisable immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made on the earlier of the date of exercise or the date on which such adjustment, together with other adjustments required by this Section 2 and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any event shall be deemed to have occurred at the close of business on the date of its occurrence.

                  (c) Fractional Interests. In computing adjustments under this Section 2, fractional interests in the Common Stock shall be taken into account to the nearest 1/10th of a share.

                  (d) When Adjustment Not Required. If the company shall establish a record date for the determination of the holders of record of the Common stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights, and shall, thereafter and before the distribution to stockholders thereof; legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the establishment of such record date and any such adjustment previously made in respect hereof shall be rescinded and annulled.

                  (e) Challenge to Good Faith Determination. Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Agreement (including any determination of Market Price), such determination may be challenged in good faith by the Holder and any dispute (including any disputes arising out of any failure or refusal of such Board of Directors to promptly make any such determination) shall be resolved by a business valuation or appraisal firm of recognized national standing selected by the Holder and acceptable to the Company (and if not acceptable to the Company, an investment banking firm of recognized national standing selected by the Holder and acceptable to the Company). The fees of such valuation or appraisal firm (or investment banker) shall be borne by such Holder if the Company's calculation is determined to be correct and otherwise by the Company.

                  (f) Escrow of Property. If the Company shall establish a record date for the determination of the holders of record of its Common Stock for the purpose of entitling them to receive any distribution of any kind of property whatsoever, but prior to the payment of such distribution the Holder exercises this Warrant, upon payment of the Exercise Price, such property shall be held in escrow for the Holder by the Company to be issued to the Holder upon the occurrence of such distribution and to the extent such distribution actually takes place. Notwithstanding any other provision to the contrary herein, if the distribution for which such record date was established fails to occur or is rescinded, then such escrowed property shall be returned to the Company.

         2.7. Reorganization, Reclassification, Merger or Consolidation. If the Company shall at any time reorganize or reclassify the outstanding shares of Common Stock (other than a change in par value, or from no par value to par value, or from par value to no par value by or as a result of a subdivision or combination) or consolidate with or merge into another corporation (where the Company is not the continuing corporation after such merger or consolidation), the Holder shall thereafter be entitled to receive upon exercise of this Warrant in whole or it part, the same kind and number of shares of stock and other securities, cash or other property (and upon the same terms and with the same rights) as would have been distributed to the Holder upon such reorganization, reclassification, consolidation or merger had the holder exercised this Warrant immediately prior to such reorganization, reclassification, consolidation or merger (subject to subsequent adjustments under this Section 2). The Holder shall pay upon such Exercise the Exercise Price that otherwise would have been payable pursuant to the terms of this Warrant. If any such reorganization, reclassification, consolidation or merger results in a cash distribution in excess of the Exercise Price provided by this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price, and in such case the Company shall, upon distribution to such Holder, consider the Exercise Price to have been paid in full, and in making settlement to such Holder, shall deduct an amount equal to the Exercise Price from the amount payable to such Holder. Notwithstanding anything herein to the contrary, the Company will not effect any such reorganization, reclassification, merger or consolidation unless prior to the consummation thereof, the corporation who may be required to deliver any stock, securities or other assets upon the exercise of this Warrant shall agree by an instrument in writing to deliver such stock, cash, securities or other assets to the Holder. A sale, transfer or lease of all or substantially all of the assets of the Company to another person shall be deemed a reorganization, reclassification, consolidation or merger for the foregoing purposes.

         2.8. Exceptions to Adjustment of Warrant Shares. Anything herein to the contrary notwithstanding, the Company shall not make any adjustment of the number of Warrant Shares in the case of (a) the issuance of the Warrant, any adjustment in the number of shares issuable upon exercise of the Warrant, or the issuance of shares of Common Stock upon exercise of the Warrant, (b) the issuance of additional rights ("Rights") pursuant to the Company's Stockholder Protection Rights Agreement, dated as of December 13, 1993 (as the same may be amended from time to time, and including any substitute or successor plan or agreement, the "Rights Plan"), (c) the issuance of any Additional Shares of Common Stock upon exercise of Rights, but only if the Holder is entitled, upon exercise of this Warrant, to receive and to exercise Right in respect of Warrant Shares issuable upon exercise of this Warrant, or (d) the issuance of Additional Shares of Common Stock to any Person granted pursuant to stock options, restricted stock grants and similar stock-based awards granted by the Company pursuant to its various employee benefit and compensation plans, as the same may be in effect from time to time.

         2.9. Chief Financial Officer's Certification. Upon each change in the number of Warrant Shares issuable upon the exercise of this Warrant, and in the event of any change in the rights of the Holder by reason of other events herein set forth, then and in each such case, the Company will promptly obtain a certificate of the chief financial officer of the Company, stating the new Warrant Shares so issuable, or specifying the other shares of the Common Stock, securities or assets and the amount thereof receivable as a result of such change in rights, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company will promptly mail a copy of such certificate to the Holder. If the Holder disagrees with such calculation, the Company agrees to obtain, within thirty (30) Business Days, from a firm of independent certified public accountants selected by the Holder and acceptable to the Company, a review of such calculation and the determination of such firm of independent certified public accountants shall be final and binding on the parties and shall be conclusive evidence of the correctness of the computation with respect to any such change in the number of Warrant Shares so issuable.

         2.10. Notice of Certain Proposed Actions. In the event that, at any time after the occurrence of any Triggering Event, the Company shall propose to take any action of the types described in Sections 2.4, 2.5 or 2.7, the Company shall forward, at the same time and in the same manner, to the Holder such notice, if any, that the Company shall give to the holders of any class or series of capital stock of the Company. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

         2.11. Treasury Shares. The sale or other disposition of any Common Stock theretofore held in the treasury of the Company shall be deemed to be a new issuance thereof.

SECTION 3.  OWNERSHIP AND TRANSFER.

         3.1. Ownership. The Company may deem and treat the person in whose name this Warrant is registered as the Holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 3.

         3.2 Transfer and Replacement. Subject to restrictions on transfer of this Warrant under the Securities Act or applicable state securities laws, this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company (or its transfer agent) by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company's transfer agent (or if none, the Company). Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Warrant, and of indemnity or security reasonably satisfactory to it, or upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant.

SECTION 4.  NO FRACTIONAL SHARE.

         No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu thereof, a cash payment shall be made equal to such fraction multiplied by the Market Price per share as then in effect.

SECTION 5.  CHARGES AND TAXES.

         Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expense shall be paid by the Company.

SECTION 6.  RESERVATION OF SHARES.

         The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant.

SECTION 7.  NO RIGHTS AS STOCKHOLDER; LIMITATION OF LIABILITY.

         This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company prior to exercise of this Warrant, in whole or in part, and payment of the Exercise Price therefor, whereupon the Holder shall be entitled to all of the rights of a shareholder of the company in respect of the Warrant shares so acquired.

SECTION 8.  AVOIDANCE OF CERTAIN ACTIONS.

         The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, share exchange, issue or sale of securities, or otherwise, avoid or take any action which would have the effect of avoiding the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out all of the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment, and in particular, will not cause the par value, if any, of any share of Common Stock to be or become greater than the then-effective Exercise Price.

SECTION 9.  AMENDMENT.

         This Warrant may only be modified or amended and any provision hereof may only be waived by a writing executed by the Company and the Holder of this Warrant.

SECTION 10.  REMEDIES.

         Each Holder of this Warrant, in addition to being entitled to exercise all rights in an action at law, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

SECTION 11.  LAW GOVERNING.

         This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

SECTION 12.  NOTICES.

         All notices, requests, waivers, releases, consents, and other communications required or permitted by this Agreement (collectively, "Notices") shall be in writing. Notices shall be deemed sufficiently given for all purposes wider this Agreement when delivered in person, when dispatched by telegram or (upon written confirmation of receipt) by electronic facsimile transmission or (upon written confirmation of receipt) when dispatched by a nationally recognized overnight courier service. All Notices shall be delivered as follows:

                  (i) if to a Holder, at the address of the initial Holder as provided it the Trust Agreement or at such other address as such Holder may have furnished to the Company in writing; and

                  (ii)     if to the Company, at

                                    Eastman Chemical Company
                                    Eastman Road
                                    P.O. Box 511
                                    Building 75
                                    Kingsport, Tennessee 37660
                                    Attention:  General Counsel
                                    Telephone Number: (423) 229-2097

         Fax Number: (423) 229-1679 IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the ____ day of December, 2001, but effective as of January 2, 2002.

                                           EASTMAN CHEMICAL COMPANY



                                   By:
                                           -------------------------------------
                                           Name:
                                           Title:


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

                               NOTICE OF EXERCISE
                     OF WARRANT TO PURCHASE COMMON STOCK OF
                            EASTMAN CHEMICAL COMPANY

         To:      Eastman Chemical Company

Check one:

[ ]      The undersigned, the registered owner of this Warrant, hereby irrevocably elects, pursuant to Section 2.1(a) of the Warrant Agreement, to exercise the purchase rights represented thereby for, and to purchase thereunder, ________ shares of Common Stock of Eastman Chemical Company and herewith makes payment of $__________________ therefor, and requests that the certificates evidencing such shares be issued in the name of and be delivered to:

                           Name:
                                ------------------------------------------------
                           Address:
                                   ---------------------------------------------

                           Tax I.D. Number:
                                           -------------------------------------

and if such shares shall not be all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the shares purchasable hereunder be delivered to the undersigned.

[ ]      The undersigned, the registered owner of this Warrant, hereby irrevocably elects, pursuant to Section 2.1(b) of the Warrant Agreement, to exercise the purchase rights represented thereby for, and to purchase thereunder, __________ shares of Common Stock of Eastman Chemical Company, and requests that the certificates evidencing such shares be issued in the name of and be delivered to:

                           Name:
                                ------------------------------------------------
                           Address:
                                   ---------------------------------------------

                           Tax I.D. Number:
                                           -------------------------------------

and if such shares shall not be all of the shares purchasable hereunder, that a new Warrant of like tenor for the balance of the shares purchasable hereunder be delivered to the undersigned.

Dated:                       , 19
       ----------------------    --



                                     Name of Holder:
                                                    ----------------------------



                                     By:
                                           -------------------------------------
                                           Name:
                                           Title:


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